SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 2, 2001
                                 --------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



         Tennessee                       01-12073                 62-1550848
----------------------------       ---------------------     -------------------
(State of Other Jurisdiction       (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

Issuance of Press Release Regarding Earnings for Second Quarter of 2001

On August 2, 2001, Equity Inns, Inc. (the "Company") issued a press release announcing that its operating results for the second quarter ended June 30, 2001 exceeded analysts' expectations.

A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 -- Press release dated August 2, 2001 announcing second quarter 2001 operating results of Equity Inns, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EQUITY INNS, INC.



August 2, 2001                             /s/ Donald H. Dempsey
                                           ---------------------
                                           Donald H. Dempsey
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

                                LIST OF EXHIBITS


99.1 -- Press release dated August 2, 2001 announcing second quarter 2001 operating results of Equity Inns, Inc.